================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-32548) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 12

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 15

                         VANGUARD INTERNATIONAL EQUITY
                                INDEX FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:

  on March 28, 1997, pursuant to Rule 485(b) under the Securities Act of 1933.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.


================================================================================

                 VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   N/A
    Item 3.   Condensed Financial Information...............   Funds' Expenses; Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Funds.......................   Management of the Funds; General
                                                               Information
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

--------------------------------------------------------------------------------
                                                                            LOGO

                                    VANGUARD
                         INTERNATIONAL INDEX PORTFOLIOS
                    P  R  O  S  P  E  C  T  U  S

                                 MARCH 28, 1997


         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO

         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO

     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO

              VANGUARD STAR FUND -- TOTAL INTERNATIONAL PORTFOLIO

                                      LOGO
--------------------------------------------------------------------------------

================================================================================


PROSPECTUS -- MARCH 28, 1997                      A Member of The Vanguard Group

================================================================================

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES. Vanguard International Equity Index Fund is an open-end diversified investment company that consists of three
Portfolios -- European, Pacific, and Emerging Markets. The Total International Portfolio is part of Vanguard STAR Fund, which is an open-end non-diversified investment company (information on STAR's other five Portfolios can be obtained by calling Vanguard). The four Portfolios described in this prospectus are designed as Index Funds.

     The European Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Europe Index, an index of companies in 14 European countries. The Pacific Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Pacific (Free) Index, an index of companies in Japan, Australia, New Zealand, Hong Kong, Singapore and Malaysia. The Emerging Markets Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Select Emerging Markets (Free) Index, an index of companies located in 14 Asian, Latin American, African, and European countries. These Portfolios use statistical procedures to invest primarily in common stocks found in their indexes.
     The Total International Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International Europe, Australia, and Far East + Select Emerging Markets (Free) Index by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.
     There is no assurance that any Portfolio will achieve its stated objective. Shares of the Portfolios are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------


OPENING AN ACCOUNT. To open a non-retirement account, complete and return an Account Registration Form. For assistance, call our Investor Information Department. To open an Individual Retirement Account (IRA), use a Vanguard IRA Adoption Agreement. To obtain a copy, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). To open an account by wire, call Client Services at 1-800-662-2739. The minimum initial investment for each Portfolio is $3,000 ($1,000 for IRAs and Uniform Gifts/Transfers to Minors accounts). The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Portfolios incur expenses for investment advisory, management, administrative and distribution services. Each Portfolio charges a $10 annual account maintenance fee (waived for balances of $10,000 or more). Each Portfolio charges a transaction fee on purchases (1.5% for the Emerging Markets Portfolio, 1% for the European Portfolios, 0.5% for the Pacific Portfolio, 0.75% for the Total International Portfolio); the Emerging Markets Portfolio charges a 1% transaction fee on redemptions. These fees are paid to the Portfolios to offset the costs of trading international securities.

--------------------------------------------------------------------------------


ABOUT THIS PROSPECTUS. This Prospectus is designed to set forth concisely the information you should know about the Portfolios before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated March 28, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Expenses...............  2
Financial Highlights.............  5
Yield and Total Return...........  7
Investment Objective.............  8
Investment Policies..............  8
Investment Risks................. 10
Who Should Invest................ 12
Implementation of Policies....... 13
Investment Limitations........... 16
Management of the Fund........... 16
Investment Adviser............... 17
Dividends, Capital Gains
  and Taxes...................... 17
The Share Price of Each
  Portfolio...................... 20
General Information.............. 21
Opening an Account and
  Purchasing Shares.............. 22
When Your Account Will
  Be Credited.................... 25
Selling Your Shares.............. 25
Exchanging Your Shares........... 28
Transferring Registration........ 29


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of each Portfolio. The expenses and fees set forth below are for the 1996 fiscal year.


                                                                                                          EMERGING         TOTAL
                                                                               EUROPEAN      PACIFIC      MARKETS      INTERNATIONAL
                                        SHAREHOLDER TRANSACTION EXPENSES       PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ----------------------------------------------------------------------------
                                   Sales Load Imposed on Purchases............  None *       None *        None *         None *
                                   Sales Load Imposed on Reinvested
                                    Dividends.................................    None         None          None           None
                                   Redemption Fees............................    None         None            1%           None
                                   Exchange Fees..............................    None         None          None           None

                          * Shareholders are charged a portfolio transaction
                            fee, payable directly to the Portfolio on each purchase of shares.


                                                                                                      EMERGING         TOTAL
                                                                        EUROPEAN        PACIFIC        MARKETS     INTERNATIONAL
                                     ANNUAL FUND OPERATING EXPENSES     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                   ----------------------------------------------------------------------------
                                   Management & Administrative
                                    Expenses**.......................         0.26%          0.24%          0.23%          0.25%
                                   Investment Advisory Fees..........          None           None           None           None
                                   12b-1 Fees........................          None           None           None           None
                                   Other Expenses
                                    Distribution Costs...............  0.02%          0.03%          0.03%          0.02%
                                    Miscellaneous Expenses...........   0.07           0.08           0.34           0.11
                                                                               ----           ----           ----           ----
                                   Total Other Expenses..............          0.09           0.11           0.37           0.13
                                                                               ----           ----           ----           ----
                                          TOTAL OPERATING EXPENSES...         0.35%          0.35%          0.60%          0.38%
                                                                               ====           ====           ====           ====



                         ** For accounts of less than $10,000, each Portfolio
                            assesses an annual account maintenance fee of $10. This fee is in addition to the expenses set forth above.


                         Because it invests in a combination of the European, Pacific, and Emerging Markets Portfolios, the Total International Portfolio does not have operating expenses of its own. However, Total International Portfolio shareholders bear indirectly the expenses of the underlying Portfolios. The expenses set forth in the table above represent an estimate of these expenses for the Portfolio's first full year of operations. The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.


EACH PORTFOLIO
CHARGES A
TRANSACTION FEE          Each Portfolio assesses a portfolio transaction fee on
                         share purchases. These fees are as follows: 1% of the dollar amount invested for the European Portfolio, 0.5% of the dollar amount invested for the Pacific
                         Portfolio, 1.5% of the dollar amount invested for the Emerging Markets Portfolio and 0.75% of the dollar amount invested for the Total International Portfolio.
                         In all four Portfolios, the portfolio transaction fee is paid directly to the respective Portfolio, not to Vanguard (except that the Total International
                         Portfolio's fee is passed through to the underlying
                         Portfolios in which it invests). It is not a sales charge. The fee applies to an initial investment in the Portfolio and all subsequent purchases (including purchases made by exchange from another Vanguard Fund or from other Portfolios of Vanguard International
                         Equity Index Fund), but not to reinvested dividend or capital gains distributions. The Portfolio transaction fee is deducted automatically from the amount invested;
                         it cannot be paid separately.

EMERGING MARKETS
PORTFOLIO CHARGES
A 1% REDEMPTION
TRANSACTION FEE          The Emerging Markets Portfolio also assesses a 1%
                         portfolio transaction or share redemptions fee. This 1% charge applies to redemptions or exchanges from the Portfolio. The 1% fee is deducted from redemption or exchange proceeds and is paid directly to the Portfolio, not to Vanguard. It is not a contingent deferred sales charge.


                         The purpose of the purchase and redemption transaction fees is to allocate transaction costs associated with purchases and redemptions to investors making those transactions, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when the Portfolios purchase or sell thinly traded stocks; and
                         (3) the effect of the "bid-asked" spread in international markets.

                         The fees represent Vanguard's estimate of the brokerage and other transaction costs incurred by the Portfolios in purchasing and selling international stocks. Without the fee, each Portfolio would incur these costs directly, resulting in reduced investment performance for all shareholders of the Portfolio. With the fee, the transaction costs of purchasing and selling international stocks are borne not by all existing shareholders, but only by those investors making transactions. Because the purchaser, not the Portfolio, bears these costs, the Portfolio is expected to track its benchmark index more closely.

                         Transaction costs incurred when purchasing or selling stocks of companies in emerging market countries are extremely high. There are three components of transaction costs -- brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and market impact is significant. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

EACH PORTFOLIO WILL
CHARGE A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio assesses an annual account maintenance
                         fee of $10 for each shareholder account. The purpose of the $10 fee is to allocate part of the costs of maintaining shareholder accounts equally to all accounts. This fee, which is paid directly by shareholders, is deducted from the Fund's annual dividend. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in the Fund, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more.

                         The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. A $10 annual fee payable on accounts of less than $10,000 is not included.



                                                              3 YEARS   5 YEARS   10 YEARS
                                                    1 YEAR    -------   -------   --------
                                                    -------
                        European Portfolio........    $14       $21       $29       $ 54
                        Pacific Portfolio.........    $ 9       $16       $25       $ 49
                        Emerging Markets
                          Portfolio...............    $31       $45       $60       $104
                        Total International
                          Portfolio...............    $11       $20       $29       $ 55



                         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS               The following financial highlights of the Portfolios
                         for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statement including this information was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996
                         Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996
                         Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.



                                  ---------------------------------------------------------------
                                                        EUROPEAN PORTFOLIO
                                  ---------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,                 MAY 1+ TO
                                  ----------------------------------------------------  DEC. 31,
                                   1996      1995     1994      1993    1992     1991     1990
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $14.02   $11.76   $11.88     $9.33   $9.92    $9.06    $10.00
                                  -------   ------   ------     -----   -----    -----  --------
INVESTMENT OPERATIONS
  Net Investment Income.........      .34      .32      .28       .17     .25      .26       .16
  Net Realized and Unrealized
    Gain Loss) on Investments...     2.63     2.30     (.06)     2.55    (.58)     .86      (.94)
                                   ------   ------   ------     -----   -----    -----   -------
      TOTAL FROM INVESTMENT
         OPERATIONS.............     2.97     2.62      .22      2.72    (.33)    1.12      (.78)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income......................     (.36)    (.32)    (.28)     (.17)   (.26)    (.26)     (.16)
  Distributions from Realized
    Capital Gains...............     (.06)    (.04)    (.06)       --      --       --        --
                                   ------   ------   ------     -----   -----    -----   -------
      TOTAL DISTRIBUTIONS.......     (.42)    (.36)    (.34)     (.17)   (.26)    (.26)     (.16)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................   $16.57   $14.02   $11.76    $11.88   $9.33    $9.92     $9.06
=================================================================================================
TOTAL RETURN(1).................    21.26%   22.28%    1.88%    29.13%  (3.32)%  12.40%    (7.23)%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)....................   $1,595   $1,017     $715      $601    $256     $161       $96
Ratio of Expenses to Average Net
  Assets........................     0.35%    0.35%    0.32%     0.32%   0.32%    0.33%     0.40%*
Ratio of Net Investment Income
  to Average Net Assets.........     2.45%    2.66%    2.41%     2.05%   3.05%    3.06%     3.68%*
Portfolio Turnover Rate.........        4%       2%       6%        4%      1%      15%**        3%
Average Commission Rate Paid....   $.0395      N/A      N/A       N/A     N/A      N/A       N/A
   *  Annualized.
  **  Portfolio turnover rate for 1991 excluding in-kind redemptions was 3% for the European Portfolio.
   +  Commencement of operations.
 (1)  Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10. Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18,
      1990.

                                 -----------------------------------------------------------------
                                                         PACIFIC PORTFOLIO
                                 -----------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,                  MAY 1+ TO
                                 ------------------------------------------------------  DEC. 31,
                                  1996     1995     1994      1993     1992       1991     1990
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $11.50   $11.31   $10.13     $7.56     $9.42     $8.56    $10.00
                                 ------   ------   ------     -----     -----     -----  --------
INVESTMENT OPERATIONS
  Net Investment Income........     .10      .10      .08       .06       .05       .05       .05
  Net Realized and Unrealized
    Gain (Loss) on
    Investments................   (1.00)     .21     1.24      2.62     (1.76)      .86     (1.44)
                                 ------   ------   ------     -----     -----     -----    ------
      TOTAL FROM INVESTMENT
         OPERATIONS............    (.90)     .31     1.32      2.68     (1.71)      .91     (1.39)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.....................    (.09)    (.12)    (.08)     (.06)     (.05)     (.05)     (.05)
  Distributions from Realized
    Capital Gains..............      --       --     (.06)     (.05)     (.10)       --        --
                                 ------   ------   ------     -----     -----     -----   -------
      TOTAL DISTRIBUTIONS......    (.09)    (.12)    (.14)     (.11)     (.15)     (.05)     (.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.......................  $10.51   $11.50   $11.31    $10.13     $7.56     $9.42     $8.56
=======================================================================================================
TOTAL RETURN(1)................   (7.82)%   2.75%   13.04%    35.46%   (18.17)%   10.65%   (14.01)%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)...................    $978     $831     $697      $493      $207       $84       $31
Ratio of Expenses to Average
  Net Assets...................    0.35%    0.35%    0.32%     0.32%     0.32%     0.32%     0.35%*
Ratio of Net Investment Income
  to Average Net Assets........    0.89%    0.97%    0.71%     0.75%     0.92%     0.70%     1.02%*
Portfolio Turnover Rate........       9%       1%       4%        7%        3%       21%**        2%
Average Commission Rate Paid...  $.0156      N/A      N/A       N/A       N/A       N/A       N/A
   *  Annualized.
  **  Portfolio turnover rate for 1991 excluding in-kind redemptions was 1% for the Pacific Portfolio.
   +  Commencement of operations.
 (1)  Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10. Subscription period for Portfolio was May 1, 1990, to June 17, 1990, during which time all assets were held in money market instruments. Performance measurement begins on June 18,
      1990.



                                                       --------------------------------------------
                                                                EMERGING MARKETS PORTFOLIO
                                                       --------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                      ----------------------------    MAY 4, 1994+,
                                                         1996           1995         TO DEC. 31, 1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $10.75          $10.87            $10.00
                                                      ---------   ------------       ------------
INVESTMENT OPERATIONS
  Net Investment Income..............................      .18             .15               .06
  Net Realized and Unrealized Gain (Loss) on
    Investments......................................     1.52            (.09)              .92
                                                      --------     -----------       -----------
      TOTAL FROM INVESTMENT OPERATIONS...............     1.70             .06               .98
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...............     (.17)           (.18)             (.07)
  Distributions from Realized Capital Gains..........       --              --              (.04)
                                                      --------     -----------       -----------
      TOTAL DISTRIBUTIONS............................     (.17)           (.18)             (.11)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................   $12.28         $ 10.75            $10.87
==========================================================================================================
TOTAL RETURN**.......................................    15.83%           0.56%             9.81%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).................     $637            $234               $83
Ratio of Expenses to Average Net Assets..............     0.60%           0.60%             0.60%*
Ratio of Net Investment Income to Average Net
  Assets.............................................     1.69%           2.00%             1.32%*
Portfolio Turnover Rate..............................        1%              3%                6%
Average Commission Rate Paid.........................   $.0004             N/A               N/A
   *  Annualized.
  **  Total return does not reflect the 2% transaction fee on purchases, the 1% transaction fee on redemptions, or the annual account maintenance fee of $10. Subscription period for Portfolio was April
      18, 1994, to May 3, 1994, during which time all assets were held in money market instruments.
      Performance measurement begins on May 4, 1994.
   +  Commencement of operations.

                                                                 ------------------------------
                                                                 TOTAL INTERNATIONAL PORTFOLIO
                                                                 ------------------------------
                                                                          APRIL 29+ TO
                                                                       DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................               $10.26
                                                                  ------------------
INVESTMENT OPERATIONS
  Income Dividends Received....................................                 .150
  Capital Gain Distributions Received..........................                 .015
                                                                   -----------------
      TOTAL DISTRIBUTIONS RECEIVED.............................                 .165
  Net Realized and Unrealized Gain (Loss) on Investments.......                (.110)
                                                                   -----------------
      TOTAL FROM INVESTMENT OPERATIONS.........................                 .055
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.........................                (.160)
  Distributions from Realized Capital Gains....................                (.015)
                                                                   -----------------
      TOTAL DISTRIBUTIONS......................................                (.175)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................               $10.14
===============================================================================================
TOTAL RETURN**.................................................                 0.55%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........................                 $280
Ratio of Expenses to Average Net Assets........................                    0%
Ratio of Net Investment Income to Average Net Assets...........                 1.51%*
Portfolio Turnover Rate........................................                    0%
Average Commission Rate Paid...................................                  N/A
   *  Annualized.
  **  Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
   +  Commencement of operations.


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time each Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                         In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
EACH PORTFOLIO SEEKS
TO MATCH THE
INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX         The European Portfolio attempts to match the
                         performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe Index, which is made up of common stocks of companies located in 14 European countries
                         (Austria, Belgium, Denmark, Finland, France, Germany,
                         Ireland, Italy, Netherlands, Norway, Spain, Sweden,
                         Switzerland, and United Kingdom).

                         The Pacific Portfolio tries to parallel the performance of the Morgan Stanley Capital International
                         (MSCI) -- Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.


                         By combining the European and Pacific Portfolios in the appropriate proportions, you can create a portfolio that seeks to match the performance of another international stock market index. The Morgan Stanley Capital International (MSCI) -- Europe, Australasia, and Far East (Free) Index, also known as the "EAFE" Index, is a broad-based benchmark made up of more 1,000 companies in Europe and the Pacific Rim. As of December 31, 1996, the MSCI -- Pacific (Free) Index represented some 44% of the EAFE, while the MSCI -- Europe Index represented the remaining 56%.


                         The Emerging Markets Portfolio seeks to track the performance of the Morgan Stanley Capital International
                         (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 14 emerging markets of Europe, Asia, Africa and Latin America (Argentina, Brazil, Greece, Hong Kong, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, Singapore, South Africa, Thailand, and Turkey).


                         The Total International Portfolio seeks to match the performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe, Australasia, and Far East + Select Emerging Markets (Free) Index (the MSCI --
                         EAFE + Select EMF Index) by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.


                         The Portfolios are neither sponsored by nor affiliated with Morgan Stanley Capital International.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE PORTFOLIOS USE A
"PASSIVE" APPROACH TO
INVEST IN INTERNATIONAL
STOCKS The Portfolios are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolios, utilizing a "passive" or indexing investment approach, attempt to approximate the investment performance of their respective indexes by holding a portfolio of stocks selected through statistical procedures. The Portfolios are managed without regard to tax ramifications.


                         The European Portfolio invests in a statistically selected sample of the approximately 600 stocks included in the MSCI -- Europe Index, an index of equity securities of companies located in fourteen European countries. Three countries, the United Kingdom, Germany and France, dominate MSCI -- Europe, with 34%, 14%, and 12% of the market capitalization of the Index, respectively, as of December 31, 1996. The

                         11 other countries are individually much less significant to the Index and, consequently, the Portfolio.


                         The Pacific Portfolio invests in a statistically selected sample of the more than 500 stocks included in the MSCI -- Pacific (Free) Index, an index of equity securities of Pacific Basin companies. The MSCI -- Pacific (Free) Index is dominated by the Japanese stock market, which represented 74% of the market capitalization of the Index as of December 31, 1996. The "Free" Index includes only shares that U.S. investors are "free" to purchase.



                         The Emerging Markets Portfolio invests in a statistically selected sample of the approximately 500 stocks included in the MSCI -- Select Emerging Markets Free Index, an index of equity securities of companies located in the countries of 14 emerging markets. Four countries, Malaysia, South Africa, Hong Kong and Brazil, represent a majority of the MSCI -- Select Emerging Markets Free Index, with 19%, 12%, 14% and 14% of the market capitalization of the Index, respectively, as of December 31, 1996. The fourteen countries of the Index and their percentage weightings as of December 31, 1996, were:



                        Greece.................   1.3%    Hong Kong.............. 13.6%
                        Portugal...............   2.2%    Indonesia..............  6.1%
                        Turkey.................   1.5%    Malaysia............... 18.6%
                        EUROPE.................   5.0%    Philippines (Free).....  3.8%
                                                          Singapore..............  6.4%
                        Argentina..............   3.8%    Thailand...............  5.4%
                        Brazil.................  13.8%    Israel.................  2.3%
                        Mexico (Free)..........   9.0%    ASIA................... 56.2%
                        LATIN AMERICA..........  26.6%    South Africa........... 12.2%



                         The Index includes only shares that U.S. investors are "free" or allowed by law, to purchase and sell and that have sufficient trading liquidity.


                         The Pacific, European and Emerging Markets Portfolios are each expected to invest in approximately 400 stocks or more. Stocks are selected for inclusion in each Portfolio based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. Each Portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, each Portfolio will invest in each country in approximately the same percentage as the country's weight in the index. The correlation between the performance of each Portfolio and its respective index is expected to be at least 0.95. (A correlation of 1.00 would be perfect correlation).


                         The Total International Portfolio allocates its assets among the European, Pacific and Emerging Markets Portfolios based on each market segment's contribution to the market capitalization of the MSCI -- EAFE + EMF Index. As of December 31, 1996, the European and Pacific markets contributed approximately 49% and 38%, and the Emerging Markets contributed 13% to the Index's market capitalization.

                         The policy of the Pacific, European and Emerging Markets Portfolios is to remain fully invested in common stocks. At least 80% of the assets of each Portfolio will be invested in stocks that are included in its respective index. Since the Total International Portfolio will invest primarily in shares of the underlying Portfolios, at least 80% of its equity exposure will be to stocks that are included in the MSCI -- EAFE + Select EMF Index. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets. Each Portfolio may also invest up to 50% of its assets in stock futures contracts, options, warrants, convertible securities, and swap agreements in order to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions, or minimize trading costs. Any investment in futures contracts, options, warrants, convertible securities or swap agreements over 20% of each Portfolio's assets would be made only in emergency situations, for short-term purposes.

                         These Portfolios will not invest in cash reserves, futures contracts, options or warrants as part of a temporary defensive strategy, such as lowering a Portfolio's investment in common stocks, to protect against potential stock market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. The Portfolios may also enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indexes, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of
                         Policies" for a description of these and other investment practices of the Portfolios.

                         The investment objective and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing in common stocks, the Portfolios are subject to MARKET RISK -- i.e., the possibility that stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


INTERNATIONAL STOCKS
MAY EXHIBIT GREATER
VOLATILITY THAN
U.S. STOCKS              Investments in foreign stock markets can be as volatile
                         as, if not more volatile than, investments in U.S.
                         markets. To illustrate the volatility of foreign stock market returns for the U.S. dollar-based investor, the table below sets forth the extremes of foreign stock market returns, as well as average annual returns, for the period from 1969 to 1996, as measured by the MSCI -- Europe, Australasia, and Far East Index and as calculated for a U.S. dollar investor.

                              AVERAGE INTERNATIONAL STOCK MARKET RETURNS
                                             (1969-1996)
                              ------------------------------------------
                              MSCI --
                               EAFE      1 YEAR     5 YEARS     10 YEARS
                                         ------     -------     --------
                              Best       +69.9%      +36.5%      +22.8%
                              Worst       -23.2       + 1.5       + 7.0
                              Average     +15.0       +13.9       +15.8



                         As shown, the MSCI -- EAFE Index has provided annual total returns, averaging +15.8% for all 10-year periods from 1969-1996. Note, however, that the period from 1969 to 1996 was a very favorable one for foreign stock market investing. The figures on total return and stock market volatility are provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.


                         This table on international stock market returns should not be viewed as a representation of future returns for international stocks or the Portfolios of the Fund, as historical performance may be a poor guide to future returns, and the Indexes shown do not reflect "real world" transaction costs and other expenses.


THE JAPANESE STOCK
MARKET IS A MAJOR
COMPONENT OF THE
PACIFIC (FREE) INDEX     Investors should realize that Japanese securities
                         comprised 74% of the MSCI -- Pacific (Free) Index as of
                         December 31, 1996. Therefore stocks of Japanese companies will represent a correspondingly large component of the Pacific Portfolio's investment assets.
                         Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.



STOCKS FROM THREE
COUNTRIES DOMINATE
THE EUROPE INDEX         Stocks from the United Kingdom, Germany and France
                         comprised 34%, 14% and 12% of the MSCI -- Europe Index, respectively, as of December 31, 1996. The remaining 11 countries in the MSCI -- Europe Index have much less significant capitalization weightings in the Index and will therefore have much less impact on the total return of the Index and the European Portfolio.



EMERGING MARKETS
MAY EXHIBIT GREATER
VOLATILITY THAN
DEVELOPED MARKETS        Investors should be aware that emerging markets can be
                         substantially more volatile than both U.S. and more developed foreign markets. For example, from 1989-1996, the average positive monthly return for the Wilshire
                         5000 Index, a broad measure of the U.S. equity market was +3.1%. The average negative monthly return for the Wilshire 5000 Index was -2.6%. In contrast, from
                         1989-1996, the average positive monthly return of the Morgan Stanley Capital International Emerging Markets
                         Free Index, a widely quoted emerging market benchmark, was +4.5%; while the average negative monthly return was -4.3%.


INVESTMENT ILLIQUIDITY
RISK Volatility in emerging markets may be exacerbated by illiquidity. Average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at much lower prices than the current market.

INTERNATIONAL STOCKS
ALSO EXPOSE INVESTORS
TO CURRENCY AND
OTHER RISKS              For U.S. investors, the returns of foreign investments,
                         such as those held by the Portfolios, are influenced by not only the returns on foreign common stocks themselves, but also by the returns on the currencies in which the stocks are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by a Portfolio. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S.
                         dollar generally declines, the returns on foreign stocks will be enhanced.

                         Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulations; difficulty in obtaining a judgement from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restriction on the flow of international capital.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST
LONG-TERM INVESTORS
SEEKING TO INVEST
IN INTERNATIONAL
COMMON STOCKS            The Portfolios are designed for investors who seek a
                         low-cost "passive" approach for investing in a broadly diversified portfolio of international common stocks.
                         Unlike other equity mutual funds, which generally seek to "beat" market averages with often unpredictable results, the Portfolios of the Fund seek to "match" their respective indexes and thus are expected to provide returns that parallel those of their respective benchmarks.

                         The share prices of the Portfolios are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that a Portfolio will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing. Investors may wish to minimize the timing risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                         Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolios reserve the right to suspend the offering of their shares. Investors should not consider the Portfolios a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES
THE PORTFOLIOS INVEST
IN INTERNATIONAL
COMMON STOCKS USING
SAMPLING TECHNIQUES      The Portfolios utilize a number of investment practices
                         in an effort to parallel the investment performance of their respective indexes.

                         The MSCI -- Europe Index consists of approximately 600 equity securities from Europe, the MSCI -- Pacific
                         (Free) Index consists of more than 500 equity securities from Australia and the Far East, and the MSCI -- Select Emerging Markets (Free) Index consists of some 500 stocks from Asia, Latin America, Africa and Europe. The stocks included in each index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in the MSCI -- Europe, MSCI -- Pacific (Free), and MSCI -- Select Emerging Markets (Free) Indexes is weighted according to its market value as a percentage of the total market value of all stocks in the respective index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in the index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.


                         The European, Pacific, and Emerging Markets Portfolios will be unable to hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Portfolio will attempt to hold a representative sample of approximately 500 or more of the securities in its respective Index, which will be selected utilizing a mathematical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Portfolio based on its contribution to certain country, capitalization, industry, and fundamental investment characteristics. Each Portfolio is constructed so that, in the aggregate, each Portfolio's country, capitalization, industry, and fundamental investment characteristics resemble those of its respective Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Indexes.


                         Due to the use of this sampling or "portfolio optimization" technique, the Portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Over time, the correlation between the performance of each Portfolio and its respective index is expected to be greater than 0.95. A correlation of
                         1.00 would indicate perfect correlation, which would be achieved when the net asset value of each Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES               Although each Portfolio's policy is to remain
                         substantially fully invested in common stocks, the Portfolios may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States
                         Government and its agencies or instrumentalities;
                         commercial paper (rated Prime-1 by Moody's Investors
                         Services, Inc. or A-1 by Standard & Poor's
                         Corporation), bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.


EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES               The Portfolios may utilize stock futures contracts,
                         options, warrants, convertible securities and swap agreements to a limited extent. Such instruments are commonly referred to as "derivatives," because their value is based on (or "derived" from) a traditional security or a market index. Specifically, each Portfolio may enter into futures contracts and options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options. Additionally, the Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Portfolios may not use them to leverage its net assets.


FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS       The risk of loss associated with futures contracts in
                         some strategies can be substantial due to the leverage associated with low margin deposits. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of a Portfolio of the Fund.

                         Since there are no futures traded on the MSCI indexes, it will be necessary for the Portfolios to utilize a composite of other futures contracts to simulate the performance of the Indexes. This process may magnify the "tracking error" of a Portfolio's performance compared to that of its Index, due to lower correlation of the selected futures with its Index. The investment adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to resemble that of the underlying securities, although there can be no assurance that these selected futures will perfectly correlate with the performance of any Index.

                         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the Portfolios in the specific asset for which it is obligated to pay a return.

ALL FOUR PORTFOLIOS MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS       Each Portfolio may enter into foreign currency forward
                         and foreign currency futures contracts in order to maintain the same currency exposure as its respective index. A Portfolio may not enter into such contracts for speculative purposes, or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

THREE PORTFOLIOS MAY
LEND THEIR SECURITIES    The European, Pacific and Emerging Markets Portfolios
                         may lend their investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income.
                         Loans of securities by the Portfolios will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least
                         100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS EXPECTED TO BE LOW    Although the Portfolios generally seek to invest for
                         the long term, the Portfolios retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolios, the portfolio turnover rate for each Portfolio is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one half of a Portfolio's securities were sold within one year. Ordinarily, securities will be sold from a Portfolio only to reflect certain administrative changes in an index
                         (including mergers or changes in the composition of an index) or to accommodate cash flows out of the Portfolio while maintaining the similarity of the Portfolio to its benchmark index.

EACH PORTFOLIO MAY
BORROW MONEY             Each Portfolio may borrow money from a bank up to a
                         limit of 15% of the market value of its assets, but
                         only for temporary or emergency purposes. A Portfolio
                         may borrow money only to meet redemption requests prior
                         to the settlement of securities already sold or in the
                         process of being sold by the Portfolio. To the extent
                         that a Portfolio borrows money prior to selling
                         securities, the Portfolio may be leveraged; at such
                         times, the Portfolio may appreciate or depreciate in
                         value more rapidly than its benchmark index. Each
                         Portfolio will repay any money borrowed in excess of
                         5% of the market value of its total assets prior to
                         purchasing additional portfolio securities.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS              Each Portfolio has adopted certain limitations on its
                         investment practices. Specifically, each Portfolio will not:

                         (a) with respect to 75% of its assets, purchase
                             securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except for the Total International Portfolio, which will normally invest 100% of its assets in the underlying Portfolios of the Fund.
                         (b) with respect to 75% of its assets, purchase more
                             than 10% of the voting securities of any issuer;
                         (c) invest more than 25% of its assets in any one
                             industry, except for the Total International
                             Portfolio which may invest more than 25% of its assets in investment companies which are the underlying portfolios of the Fund; and
                         (d) borrow money except from banks for temporary or
                             emergency purposes and in no event in excess of 15% of the market value of its total assets.

                         These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information for each Fund may be changed only with the approval of a majority of a Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES
THE PORTFOLIOS           Vanguard International Equity Index Fund is a member of
                         The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard
                         Funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately

                         .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                         Vanguard Total International Portfolio is an independent series of Vanguard STAR Fund. The Portfolio operates under a separate service agreement and, to the extent that its assets are composed of shares of other Vanguard Funds, it will bear no direct expenses.

                         The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Directors (Trustees). The Directors (Trustees) set broad policies for the Funds and choose the Officers. A list of the Directors (Trustees) and Officers of the Funds and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                         Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses, which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

                         Vanguard provides distribution and marketing services to the Funds. The Funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each Fund bears its own share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUNDS ON AN
AT-COST BASIS            The Vanguard International Equity Index Fund receives
                         all investment advisory services on an at-cost basis from Vanguard Core Management Group, which also provides investment advisory services to Vanguard Index
                         Trust, the equity portion of Vanguard Balanced Index
                         Fund, Vanguard Institutional Index Fund, a portion of the assets of Vanguard/Windsor II and Vanguard/Morgan
                         Growth Fund, the Equity Index Portfolio of Vanguard
                         Variable Insurance Fund, Vanguard Tax-Managed Fund, the
                         REIT Index Portfolio of Vanguard Specialized
                         Portfolios, the Total International Portfolio of
                         Vanguard STAR Fund, the Aggressive Growth Portfolio of
                         Vanguard Horizon Fund, and several indexed separate accounts. Total indexed assets under management as of December 31, 1996, were $57 billion. The Portfolios of the Fund are not actively managed, but are instead administered by the Core Management Group using computerized, quantitative techniques. The Group is supervised by the Officers of the Funds.


                         In placing portfolio transactions, Vanguard Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical informa-tion and provide other services in addition to execution services to the Fund. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


                         The Total International Portfolio does not employ an investment adviser.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
DIVIDENDS AND ANY
CAPITAL GAINS WILL BE
PAID ANNUALLY            Each Portfolio intends to distribute substantially all
                         of its ordinary income in the form of dividends. The
                         Portfolios pay annual dividends. Capital gains distributions, if any, are also made annually.

                         Each Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                         In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gain distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by each Portfolio and received by shareholders on December 31 of the prior year.

EACH PORTFOLIO WILL
CHARGE A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio will automatically deduct a $10 annual
                         account maintenance fee from the dividend income of each Portfolio account on an annual basis. If the dividend to be paid to an account is less than the fee to be deducted, sufficient shares will be redeemed from an account to make up the difference. The Board of Directors (Trustees) reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and may be treated as an investment expense by each shareholder (subject to limitations). This fee will be waived for shareholders with an account balance of $10,000 or more.

                         Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not generally qualify for the intercorporate dividends-received deduction.

                         Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in a Portfolio. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year or when a Portfolio receives distributions of long-term capital gains from investments in other regulated investment companies. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                         Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                         The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.

THREE PORTFOLIOS MAY
"PASS THROUGH"
FOREIGN TAXES            The European, Pacific, and Emerging Markets Portfolios
                         may elect to "pass through" to its shareholders the amount of foreign income taxes paid by a Portfolio. The
                         Portfolios will make such an election only if it is deemed to be in the best interests of the shareholders.
                         If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio.
                         However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

ANY FOREIGN TAX CREDITS
WOULD NOT "PASS
THROUGH" TO TOTAL
INTERNATIONAL PORTFOLIO
SHAREHOLDERS             If the European, Pacific or Emerging Markets Portfolios
                         elect to pass through foreign taxes to their shareholders, the foreign tax credit would not pass through to Total International Portfolio shareholders.
                         Since the Total International Portfolio holds shares of the European, Pacific and Emerging Markets Portfolios, which are U.S. corporations, and does not hold shares of foreign securities, it cannot pass through the foreign tax credit to its investors. However, the Total
                         International Portfolio would claim a deduction for foreign taxes paid by the underlying funds.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION               A sale of shares of a Portfolio is a taxable event, and
                         may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). You are responsible for calculating any capital gains or losses realized upon redemption or exchange of a Portfolio's shares.

                         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                         Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identifica-tion number and by certifying that you are not subject to backup withholding.

                         Vanguard International Equity Index Fund has obtained a certificate of authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, shares of the Fund will be exempt from Pennsylvania personal property taxes.

                         Vanguard Total International Portfolio is part of a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------


THE SHARE PRICE OF
EACH PORTFOLIO           Each Portfolio's share price or "net asset value" per
                         share is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange
                         (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Portfolio securities are valued at the last quoted sales price available, according to the broadest and most representative market, at the time the Portfolio's assets are valued.
                         Price information on listed securities is taken from the exchange where the security is primarily traded.
                         Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors (Trustees).
                         Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates determined by Morgan Stanley
                         Capital International (MSCI) in the calculation of their Europe, Australasia and Far East Index. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors (Trustees).

--------------------------------------------------------------------------------

GENERAL
INFORMATION              Vanguard International Equity Index Fund is organized
                         as a Maryland corporation. The Articles of Incorporation permit the Directors to issue
                         1,500,000,000 shares of common stock with a $.001 par value. The Board of Directors (Trustees) has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of three series.

                         The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors (Trustees) can elect 100% of the Directors (Trustees) if they so choose. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director (Trustee) or Directors (Trustees) of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                         The Total International Portfolio is an independent series of Vanguard STAR Fund, a Pennsylvania business trust.

                         All securities and cash for the European, Pacific and Emerging Markets Portfolios are held by Morgan Stanley Trust Company. CoreStates Bank, N.A., holds the daily cash balances that are used by these three Portfolios to invest in repurchase agreements or securities acquired in these transactions. Securities and cash for the Total International Portfolio are held by CoreStates. The Vanguard Group, Inc., Valley Forge, PA, serves as the Funds' Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountant for the Funds and will audit their financial statements annually. The Funds are not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). To open a new account by wire, you must call Client Services before initiating the wire transfer. You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                         The shares of each Portfolio are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS             1) Because of the risks associated with common stock
                            investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolios reserve the right to reject any specific purchase (and exchange purchase) request. The Portfolios also reserve the right to suspend the offering of shares for a period of time.

                         2) Vanguard will not accept third-party checks to
                            purchase shares of the Portfolios. Please be sure your purchase check is made payable to The Vanguard Group.


IMPORTANT NOTE
ON EXPENSES              The Emerging Markets Portfolio assesses a 1%
                         transaction fee on redemptions. Each Portfolio assesses a transaction fee on purchases (1.5% for the Emerging
                         Markets Portfolio, 1% for the European Portfolio, 0.5% for the Pacific Portfolio, and 0.75% for the Total
                         International Portfolio, as well as a $10 annual account maintenance fee. The $10 annual account maintenance fee will be waived for shareholders with an account balance of $10,000 or more. See "Portfolio
                         Expenses."


ADDITIONAL
INVESTMENTS              Subsequent investments to regular accounts may be made
                         by mail ($100 minimum), wire ($1,000 minimum), written
                         exchange from another Vanguard Fund account ($100
                         minimum), or Vanguard Fund Express. Subsequent
                         investments to Individual Retirement Accounts may be
                         made by mail ($100 minimum) or exchange from another
                         Vanguard Fund account. In some instances, contributions
                         may be made
                         by wire or Vanguard Fund Express. Please call us for
                         more information on these options.
   -----------------------------------------------------------------------------


                                                             ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                        TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount          Additional investments
                          of your initial investment         should include the
Complete and sign the     on the registration form,          Invest-by-Mail remittance
enclosed Account          make your check payable to         form attached to your Fund
Registration Form         The Vanguard                       confirmation statements.
                          Group-(Portfolio Number),          Please make your check
                          see below for appropriate          payable to The Vanguard
                          Portfolio number, and mail         Group-(Portfolio Number),
                          to:                                see below for the
                                                             appropriate Portfolio
                          VANGUARD FINANCIAL CENTER          number, write your account
                          P.O. BOX 2600                      number on your check and,
                          VALLEY FORGE, PA 19482-2600        using the return envelope
                                                             provided, mail to the
                                                             address indicated on the
                                                             Invest-by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER          All written requests should
registered mail,          455 DEVON PARK DRIVE               be mailed to one of the
send to:                  WAYNE, PA 19087-1815               addresses indicated for new
                                                             accounts. Do not send
                                                             registered or express mail
                                                             to the post office box
                                                             address.
                          European Portfolio -- 79
                          Emerging Markets Portfolio -- 533
                          Pacific Portfolio -- 72
                          Total International Portfolio -- 113
                          ---------------------------
                                            CORESTATES BANK, N.A.
PURCHASING BY WIRE                          ABA 031000011
                                            CORESTATES NO 01019897
Money should be                             ATTN VANGUARD
wired to:                                   VANGUARD INTERNATIONAL EQUITY
                                            INDEX FUND
BEFORE Wiring                               NAME OF PORTFOLIO
                                            ACCOUNT NUMBER (or temporary reference
Please contact                              number
Client Services                               for new accounts)
(1-800-662-2739)                            ACCOUNT REGISTRATION


                         You should notify our Client Services Department of your intended wire purchase by 12:00 noon (Eastern time). To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business. Funds must be received at the Federal Reserve Bank by 4:00 p.m. Eastern time in order to receive that day's trade date.
   -----------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)        Telephone exchanges are not accepted for the Fund. You
                         may, however, open an account by exchange by providing
                         the appropriate information on the Account Registration
                         Form. The new account will have the same
                         registration as the existing account. The Fund reserves
                         the right to refuse any exchange purchase request.
   -----------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS
Automatic Investment     The Fund Express Automatic Investment option lets you
                         move money automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly
                         [every other month], quarterly, semiannually, or annually) you select. To establish this option, please provide the appropriate information on the Account
                         Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                   You must select one of three distribution options:

                         1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                            capital gains distributions will be reinvested in additional shares. This option will be selected for you automatically unless you specify one of the other options.

                         2. CASH DIVIDEND OPTION -- Your dividends will be paid
                            in cash and your capital gains will be reinvested in additional shares.

                         3. ALL CASH OPTION -- Both dividend and capital gains
                            distributions will be paid in cash.

                         You may change your option by calling our Client Services Department (1-800-662-2739).

                         In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING         Under Federal tax laws, each Portfolio is required to
                         distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution
                         (assuming there is no market change) -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                         Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual dividend and capital gains distributions normally occur in December. For additional infor-
                         mation on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES               For our mutual protection, we may require a signature
                         guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                         SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY
                         PUBLIC.

CERTIFICATES             Share certificates for the European and Pacific
                         Portfolios (but not for the Emerging Markets and Total
                         International Portfolios) will be issued upon request.
                         If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES                If you purchase shares in Vanguard Funds through a
                         registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES        The Portfolios will not cancel any trade (e.g.,
                         purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Portfolios or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information or see "Other Vanguard Services -- Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL
BE CREDITED              Your trade date is the date on which your account is
                         credited. If your purchase is made by check, Federal
                         Funds wire or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m.
                         Eastern time), your trade date is the day of receipt.
                         If your purchase is received after the close of the Exchange, your trade date is the next business day. All four Portfolios charge a transaction fee on purchases
                         (1.5% for the Emerging Markets Portfolio, 1% for the
                         European Portfolio, 0.5% for the Pacific Portfolio,
                         Pacific, and 0.75% for the Total International
                         Portfolio). See "Portfolio Expenses."


                         In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.
   -----------------------------------------------------------------------------

SELLING BY MAIL          Requests should be mailed to VANGUARD FINANCIAL CENTER,
                         VANGUARD INTERNATIONAL INDEX PORTFOLIOS, P.O. BOX 1120,
                         VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard International Index Portfolios, 455 Devon Park
                         Drive, Wayne, PA 19087.)

                         The Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the sale of shares).

                         The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
   -----------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER               GOOD ORDER means that the request includes the
                         following:

                         1. The account number and Portfolio name.
                         2. The amount of the transaction (specified in dollars
                            or shares).
                         3. The signatures of all owners EXACTLY as they are
                            registered on the account.
                         4. Any required signature guarantees.
                         5. Other supporting legal documentation that might be
                            required in the case of estates, corporations, trusts and certain other accounts.
                         6. Any certificates that you are holding for the
                            account.

                         IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
   -----------------------------------------------------------------------------


SELLING BY TELEPHONE     To sell shares by telephone, you or your pre-authorized
                         representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online, or, in writing, without the signatures of all account owners. Please see "Important Information About
                         Telephone Transactions."

   -----------------------------------------------------------------------------

SELLING BY FUND
EXPRESS
Automatic
Withdrawal               With the Fund Express Automatic Withdrawal option,
                         money will be automatically moved from your Vanguard
                         Fund account to your bank account according to the
                         schedule you have selected. You may elect Fund Express
                         on the Account Registration Form or call our Investor
                         Information Department (1-800-662-7447) for a Fund
                         Express Application.
   -----------------------------------------------------------------------------

SELLING BY EXCHANGE      You may sell shares by making an exchange to another
                         Vanguard Fund account. Exchanges to or from the
                         Portfolios may be made only by mail. Please see
                         "Exchanging Your Shares" for details.
   -----------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION              Shares purchased by check or Fund Express may be
                         redeemed at any time. However, your redemption proceeds
                         will not be paid until payment for the purchase is
                         collected, which may take up to ten calendar days.
   -----------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                         Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                         Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described in "Important Redemption Information."

                         If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                         Each Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                         If the Board of Directors determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, a Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
   -----------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT           If you make a redemption from a qualifying account,
                         Vanguard will send you an Average Cost Statement which
                         provides you with the tax basis of the shares you
                         redeemed. Please see "Statements and Reports" for
                         additional information.
   -----------------------------------------------------------------------------


LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT      Due to the relatively high cost of maintaining smaller
                         accounts, each Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform
                         Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate
                         Vanguard assets exceed $50,000.


                         In addition, each Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed

                         60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                         Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of a Portfolio for those of other available Vanguard Funds. Exchanges to or from a Portfolio may be made only by mail. TELEPHONE EXCHANGES BETWEEN NON-RETIREMENT ACCOUNTS ARE NOT ACCEPTED FOR THE FUND. Note, too, that the Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the exchange of shares).
   -----------------------------------------------------------------------------

EXCHANGING BY MAIL       Please be sure to include on your exchange request the
                         name and account number of your current Portfolio, the
                         name of the Fund you wish to exchange into, the amount
                         you wish to exchange, and the signatures of all
                         registered account holders. Send your request to
                         VANGUARD FINANCIAL CENTER, VANGUARD INTERNATIONAL INDEX
                         PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For
                         express or registered mail, send your request to
                         Vanguard Financial Center, Vanguard International
                         Equity Index Fund, 455 Devon Park Drive, Wayne, PA
                         19087.)
   -----------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION              Before you make an exchange, you should consider the
                         following:

                         - Please read the Fund's prospectus before making an
                           exchange. For an additional copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                         - An exchange is treated as a redemption and a
                           purchase. Therefore, you could realize a taxable gain or loss on the transaction.


                         - Exchanges are accepted only if the registrations and
                           the taxpayer identification numbers of the two accounts are identical.


                         - The shares to be exchanged must be on deposit and not
                           held in certificate form.


                         - New accounts are not currently accepted in
                           Vanguard/Windsor Fund.


                         - The redemption price of shares redeemed by exchange
                           is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                         - When opening a new account by exchange, you must meet
                           the minimum investment requirement of the new Fund.

                         Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange as deemed necessary, at any time.

--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS              The Fund's exchange privilege is not intended to afford
                         shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                         Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard port-folios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS             The ability to initiate redemptions (except wire
                         redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                         To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                         1. SECURITY CHECK.  To request a transaction by
                            telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                         2. PAYMENT POLICY.  The proceeds of any telephone
                            redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.


                         Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION             You may transfer the registration of any of your Fund
                         shares to another person by completing a transfer form
                         and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX
                         1110, VALLEY FORGE, PA 19482 ATTENTION: TRANSFER
                         DEPARTMENT. The request must be in Good Order. To
                         obtain a transfer form and full instructions, please
                         call our Client Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter.

                         The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                         Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account during the most recent quarter may expect to receive an Average Cost Statement along with their quarterly Portfolio Summary State-ment. Please call our Client Services Department (1-800-662-2739) for information.


                         Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE          With Vanguard Direct Deposit Service, most U.S.
                         Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE         Vanguard Automatic Exchange Service allows you to move
                         money automatically among your Vanguard Fund accounts.
                         For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services
                         Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                         Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT             Vanguard Tele-Account is a convenient, automated
                         service that provides share price, price change and yield quotations on Vanguard Funds through any TouchToneTM telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                         Vanguard Tele-Account service, dial 1-800-ON-BOARD
                         (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                         Information Department (1-800-662-7447).



COMPUTER ACCESS



VANGUARD ONLINE
KEYWORD: vanguard        Vanguard Online allows you to obtain information via
                         your personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online (AOL). To establish an AOL account, call
                         1-800-238-6336.



VANGUARD ON THE
WORLD WIDE WEB
http://www.vanguard.com  Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.

--------------------------------------------------------------------------------

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

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------


                 THE VANGUARD GROUP
                 Vanguard Financial Center
                 P.O. Box 2600
                 Valley Forge, PA 19482
                 INVESTOR INFORMATION
                 DEPARTMENT:
                 1-800-662-7447 (SHIP)
                 CLIENT SERVICES
                 DEPARTMENT:
                 1-800-662-2739 (CREW)
                 TELE-ACCOUNT FOR
                 24-HOUR ACCESS:
                 1-800-662-6273 (ON-BOARD)
                 TELECOMMUNICATION SERVICE
                 FOR THE HEARING-IMPAIRED:
                 1-800-662-2738
                 TRANSFER AGENT:
                 The Vanguard Group, Inc.
                 Vanguard Financial Center
                 Valley Forge, PA 19482
      P072


--------------------------------------------------------------------------------

                                     PART B

                 VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 28, 1997



     This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated March 28, 1997). To obtain the Prospectus please call:


                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................   B-1
Investment Limitations....................................................................   B-5
Purchase of Shares........................................................................   B-6
Redemption of Shares......................................................................   B-6
The Vanguard Group........................................................................   B-6
Directors and Officers....................................................................   B-9
Portfolio Transactions....................................................................   B-9
Performance Measures......................................................................  B-10
Foreign Investments.......................................................................  B-11
Total Return..............................................................................  B-12
Financial Statements......................................................................  B-12

                       INVESTMENT OBJECTIVE AND POLICIES

     REPURCHASE AGREEMENTS Each Portfolio along with the other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of the Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. A Portfolio will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently required that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS Each Portfolio may enter into futures contracts, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Fund's trading of futures contracts and options is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     The Fund will "under normal circumstances" invest at least 80% of each Portfolio's assets in stocks represented in its respective index. However, the Fund has given itself the flexibility to invest up to 50% in futures and options under other than normal circumstances. Any investment in futures and options over 20% of a Portfolio's assets would be made in emergency situations, for short-term purposes. Each Portfolio would normally remain 80% invested in stocks that represent its respective index.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold", or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is closed.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Each Portfolio will use futures contracts and options to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each Portfolio will incur commission expenses in closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Portfolio's total assets. Assets committed to futures or options will be held in a segregated account at the Fund's custodial bank.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the Portfolio.

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contacts, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by each Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     SWAP AGREEMENTS Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Portfolio (as defined in the Investment Company Act of 1940). A Portfolio may not:

      1) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interest therein, and it may invest in stock index futures contracts, stock futures contracts, foreign currency futures contracts and options and warrants thereon to the extent that not more than 5% of its assets are required as deposit to secure obligations under such futures contracts;

      2) purchase securities on margin or sell securities short (the deposit or payment by the Fund of initial or variation margin in order to engage in an interest-rate futures contract is not considered the purchase of a security on margin);

      3) purchase more than 10% of the outstanding voting securities of any issuer, except to the extent that the Total International Equity Portfolio may purchase more than 10% of any underlying Vanguard Portfolio as described in the prospectus.


      4) with respect to 75% of its assets invest more than 5% of the value of its total assets in the securities of any single issuer except obligations of the U.S. Government and its instrumentalities except for the Total International Portfolio, which will normally invest 100% of its assets in the underlying Portfolio of the Fund;


      5) borrow money, except from a bank and only as a temporary or emergency measure and in no event in excess of 15% of total assets taken at the lower of their value or cost;

      6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      7) issue senior securities (collateral arrangements with regard to initial and variation margin on futures contracts shall not be considered issuance of a senior security);

      8) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      9) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including any investment in the Vanguard Group, Inc.);

     10) invest for the purpose of controlling management of any company;

     11) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolios will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund. Additionally the Total International Equity Portfolio is expected to invest 100% of its assets in other investment company members of The Vanguard Group as described in the prospectus.

     12) have dealings on behalf of the Fund with Officers and Directors of the Fund, except for the purchase or sale of securities on an agency or commission basis;

     13) make loans to any officers, directors or employees of the Fund;

     14) invest in assessable securities or securities involving unlimited liability on the part of the holders thereof;

     15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, which are either publicly distributed or customarily purchased by institutional investors) and
         (ii) by lending its securities to banks, brokers, or dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

     16) invest directly in oil, gas or other mineral exploration or development programs.

     These limitations are considered at the time investment securities are purchased.

     Although not fundamental policies subject to shareholder vote, as long as a Portfolio's shares are registered for sale in certain states, it will not (i) invest more than 5% of the assets of a Portfolio, at the time of investment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation, and (ii) purchase or retain any security if one or more officers, trustees or partners of a Portfolio or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and in the aggregate such persons own or would own more than 5% of such securities. Notwithstanding these limitations, a Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group."

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions from the European and Pacific Portfolios. There is a 1% redemption transaction fee charged for redemptions from the Emerging Market Portfolio. The redemption transaction fee is paid to the Portfolio to reimburse the Portfolio for transaction costs it incurs while liquidating securities in order to fund redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by a Portfolio of the Fund.

                               THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies, which consists of over 30 investment companies.

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses, which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization. At December 31, 1996, the Fund had contributed capital of $281,000 to Vanguard, representing 1.4% of Vanguard's Capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. The Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) for the year ended December 31, 1996 totaled approximately $6,732,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group; provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Fund paid approximately $643,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of -- of 1% of its average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard's Core Management Group provides investment advising services to the Fund and also to the following Funds:
Vanguard Index Trust, Vanguard Balanced Index Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of the Vanguard Tax-Managed Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Institutional Index Fund, Vanguary Treasury Fund, a portion of the assets of Vanguard/Windsor II, the Equity Index Portfolio of the Vanguard Variable Insurance Fund, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts.



     Vanguard's Fixed Income Group also provides investment advisory services to the following Funds: Vanguard Municipal Bond Fund; Vanguard Money Market Reserves; several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard California Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard Balanced Index Fund; Vanguard Bond Index Fund; Vanguard Admiral Funds; the Money Market and High-Grade Bond Portfolios of the Vanguard Variable Insurance Fund; and the municipal securities portion of the Balanced Portfolio of Vanguard Tax-Managed Fund. These services are provided on an at-cost basis by the Fixed Income Group. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1996, the Fund paid approximately $66,000 of Vanguard's expenses relating to investment advisory services.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid to Officers for the year ended December 31, 1996 was $82,858.



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Directors who are not officers are paid an annual fee upon retirement equal to $1,000 for each year of service on the Board up to a maximum of 15 years. The Fund's proportionate share of retirement contributions for its Officers for the year ended December 31, 1996 was approximately $2,100.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.


                    VANGUARD INTERNATIONAL EQUITY INDEX FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT         ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS       ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES      UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ----------------------     ---------------     -----------------------
John C. Bogle(1)                      --                   --                       --                      --
John J. Brennan(1)                    --                   --                       --                      --
Barbara Barnes Hauptfuhrer        $  920                 $143                  $15,000                 $65,000
Robert E. Cawthorn                $  920                 $119                  $13,000                 $65,000
Bruce K. MacLaury                 $1,001                 $141                  $12,000                 $60,000
Burton G. Malkiel                 $  920                 $ 95                  $15,000                 $65,000
Alfred M. Rankin, Jr.             $  920                 $ 75                  $15,000                 $65,000
John C. Sawhill                   $  920                 $ 89                  $15,000                 $65,000
James O. Welch, Jr.               $  920                 $110                  $15,000                 $65,000
J. Lawrence Wilson                $  920                 $ 79                  $15,000                 $65,000



(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                             DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is: Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*


     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive
Officer & Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the other investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc., Director of Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc. and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Director

     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands, Inc. and retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director for Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

 * Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

                             PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, the Fund uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.


     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker-dealers. For the years ended December 31, 1994, 1995 and 1996 the Fund paid approximately $1,559,349, $1,697,441 and $4,174,360 in brokerage commissions, respectively.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     The Fund may use one or more of the following unmanaged indexes for comparative performance purposes:

MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.


MORGAN STANLEY CAPITAL INTERNATIONAL -- EAFE (FREE) INDEX -- is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


MSCI EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

MSCI EAFE + SELECT EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fourteen developing countries.

FT-ACTUARIES WORLD INDEX -- includes approximately 2,400 securities from 24 countries including the U.S.

FT-ACTUARIES EURO-PACIFIC INDEX -- a subset of the FT Actuaries World Index, which excludes companies in the U.S., Canada, Mexico and South Africa.

SALOMON-RUSSELL PRIMARY MARKET INDEX -- consists of the approximately 700 largest stocks within 23 countries.

SALOMON-RUSSELL EXTENDED MARKET INDEX -- consists of approximately 1,000 medium and small capitalization stocks from 23 countries.

SALOMON-RUSSELL BROAD MARKET INDEX -- consists of all of the stocks within the Primary Market Index and the Extended Market Index.

RUSSELL UNIVERSE OF NON-U.S. EQUITY PORTFOLIOS -- a universe of separate accounts and pooled funds available to U.S. investors, which invest in international equities.

RUSSELL UNIVERSE OF WORLD EQUITY PORTFOLIOS -- a universe of equity-oriented global portfolios.

LIPPER INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities.

LIPPER DIVERSIFIED INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities from more than one country.

LIPPER INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper International Universe.

LIPPER DIVERSIFIED INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper Diversified International Universe.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. stock market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

BARING EMERGING MARKETS INDEX -- a diversified index of approximately 250 relatively liquid stocks from 13 emerging market countries.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities.

SHEARSON LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                              FOREIGN INVESTMENTS

     FOREIGN INVESTMENTS Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, it will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge its holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for a Fund that invests primarily in domestic securities.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolio.

     Over the last decade the growth in the international stock markets has considerably outpriced that of the U.S. Stock Market. Almost two-thirds of the worlds equity market capitalization now lies outside the United States.


     As of December 31, 1996 the total market capitalization of the Morgan Stanley Capital International World Stock Market Index was $10.5 trillion. The major countries and regions comprising the Index are as follows:



                                                                              PERCENT OF WORLD
                                                                                    INDEX
                                                                               CAPITALIZATION
                                                                             -------------------
    United States..........................................................                  43%
    Canada.................................................................                   3
    Japan..................................................................      17
      Other Pacific Basin..................................................       7
                                                                             ------
    Total Pacific Basin....................................................                  24
    Europe.................................................................                  30
                                                                                          ======
                                                                                            100%


                                  TOTAL RETURN


     The average annual total return for the European Portfolio* for one- and five-year periods ended December 31, 1996 and since its inception on June 18, 1990 was +21.26%, +13.53% and +10.90%, respectively. The average annual return for the Pacific Portfolio* for the same periods was -7.82%, +3.48% and +1.88%, respectively. The average annual total return for the Emerging Markets** for one-year period ended December 31, 1996 and since its inception on May 4, 1994 was +15.83% and +9.69%.



     *Performance figures are not adjusted for a 1% transaction fee on purchases and the annual account maintenance fee of $10.



     **Performance figures are not adjusted for the 2% portfolio transaction fee on purchases, the 1% portfolio transaction fee on redemptions, and the annual account maintenance fee of $10.



     NOTE: Effective January 1, 1997, the 2% transaction fee on purchases of the Emerging Markets Portfolio was reduced to 1.5% and the 1% transaction fee deducted from purchases of the Pacific Portfolio was reduced to 0.5%. The 1% transaction fee for the European Portfolio remained unchanged.


                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended December 31, 1996, including the financial highlights, appearing in the Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                 VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's Financial Statements for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report to Shareholders which has been filed with the Commission. The Financial Statements included in the Annual Report are:



      1. Statement of Net Assets as of December 31, 1996.


      2. Statement of Operations for the year ended December 31, 1996.


      3. Statement of Changes of Net Assets for the years ended December 31, 1995 and 1996.


      4. Financial Highlights for each of the respective periods presented ended December 31, 1996.

      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (B) EXHIBITS

      1. Articles of Incorporation
      2. By-Laws of Registrant
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement
      9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
---------------
 * Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Reference is made to the caption "The Vanguard Group" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of December 31, 1996 there were 38,146 shareholders of the Pacific Portfolio, 49,190 shareholders of the European Portfolio and 30,714 shareholders of the Emerging Markets Portfolio.


ITEM 27. INDEMNIFICATION

     Reference is made to Article VII of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning the Vanguard Group, Inc. set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent. The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, State Street Bank and Trust Company, Boston, Mass., and Morgan Stanley Trust Company, NY.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which is filed herewith as Exhibit 9 and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of March, 1997.


    VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.


BY: (Raymond J. Klapinsky) John J. Brennan*, President and Chief Executive
    Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Director and Chief Executive Officer

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    March 21, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    March 21, 1997


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants....................................................   EX-99.B11
Schedule of Computation of Performance Quotations.....................................   EX-99.B16
Financial Data Schedule...............................................................       EX-27